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                                                                    EXHIBIT 23.1


             [BROUSSARD, POCHE, LEWIS & BREAUX, L.L.P. LETTERHEAD]





                        CONSENT OF INDEPENDENTS AUDITORS

As Independents Auditors, we hereby consent to the incorporation by reference in this Form 10-K of American Bancorp, Inc. for the years ended December 31, 2000, 1999 and 1998 of our report dated January 31, 2001, which appears on Pages 28 through 58 of the annual report to shareholders.


                                    /s/ BROUSSARD, POCHE, LEWIS & BREAUX, L.L.P.



Lafayette, Louisiana
January 31, 2001